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                                                                 ARTHUR ANDERSEN


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-72042 for Hartford Life Insurance Company Separate Account Eleven on Form N-4.

Hartford, Connecticut                                    /s/ Arthur Andersen LLP
January 18, 2002